Exhibit 99.1

Zymeworks Announces Share Repurchase Program of up to $60 Million of its Common Stock

•	Zymeworks intends to commence the Share Repurchase Program with $30.0 million in initial repurchases anticipated to begin promptly and continue during the second half of 2024

Vancouver, British Columbia (August 1, 2024) – Zymeworks Inc. (Nasdaq: ZYME) (the “Company”), a clinical-stage biotechnology company developing a diverse pipeline of novel, multifunctional biotherapeutics to improve the standard of care for difficult-to-treat diseases, today announced that its Board of Directors has authorized a Share Repurchase Program under which the Company may repurchase up to $60.0 million of the Company’s outstanding common stock, par value $0.00001 per share. Zymeworks intends to commence the Share Repurchase Program with $30.0 million in initial repurchases anticipated to begin promptly and continue during the second half of 2024, demonstrating the Company’s near-term commitment to returning capital to stockholders. Zymeworks intends to reserve the remaining $30.0 million for future repurchases, ensuring flexibility to adapt to market conditions and growth opportunities.

“Our decision to undertake a Share Repurchase Program reflects our confidence in the future outlook of our business, the strength of our pipeline, and our commitment to delivering value to our stockholders,” said Kenneth Galbraith, Chair and Chief Executive Officer of Zymeworks. “This strategic initiative allows us to efficiently use our excess capital and support our undervalued stock price, while maintaining flexibility to pursue additional growth opportunities as they arise.”

The program will be funded through the Company’s strong balance sheet, leveraging its financial capacity to repurchase shares. The shares may be repurchased from time to time in open market transactions, or other means in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 10b-18 of the Exchange Act. The timing, number of shares repurchased, and prices paid for the shares under this program will depend on general business and market conditions as well as corporate and regulatory limitations, prevailing stock prices, and other considerations. The Share Repurchase Program may be suspended or discontinued at any time and does not obligate the Company to acquire any amount of common stock.

About Zymeworks Inc.

Zymeworks is a global clinical-stage biotechnology company committed to the discovery, development, and commercialization of novel, multifunctional biotherapeutics. Zymeworks’ mission is to make a meaningful difference in the lives of people impacted by difficult-to-treat cancers and other diseases. The Company’s complementary therapeutic platforms and fully integrated drug development engine provide the flexibility and compatibility to precisely engineer and develop highly differentiated antibody-based therapeutic candidates. Zymeworks engineered and developed zanidatamab, a HER2-targeted bispecific antibody using the Company’s proprietary Azymetric™ technology. Zymeworks has entered into separate agreements with BeiGene, Ltd. (BeiGene) and Jazz Pharmaceuticals Ireland Limited (Jazz), granting each exclusive rights to develop and commercialize zanidatamab in different territories. Zanidatamab is currently being evaluated in multiple global clinical trials as a potential best-in-class treatment for patients with HER2-expressing cancers. A Biologics License Application (BLA) to the U.S. Food and Drug Administration (FDA) seeking accelerated approval for zanidatamab as a treatment for previously-treated, unresectable, locally advanced, or metastatic HER2-positive biliary tract cancer (BTC) has been accepted and granted Priority Review. A BLA has also been accepted for review by the Center for Drug Evaluation (CDE) of the National Medical Products Administration (NMPA) in China. If approved, zanidatamab would be the first HER2-targeted treatment specifically approved for BTC in the U.S. and China. Zymeworks is rapidly advancing a deep pipeline of product candidates based on its experience and capabilities in both antibody-drug conjugates and multispecific antibody therapeutics across multiple novel targets in indications that represent areas of significant unmet medical need. In addition to Zymeworks’ wholly owned pipeline, its therapeutic platforms have been further leveraged through strategic partnerships with global biopharmaceutical companies. For information about Zymeworks, visit www.zymeworks.com and follow @ZymeworksInc on X.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” or information within the meaning of the applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this press release include, but are not limited to, statements that relate to Zymeworks’ ability to execute the Share Repurchase Program, in whole or in part; expected timing and amount of repurchases; Zymeworks’ ability to pursue its business objectives following repurchases under the Share Repurchase Program; the potential addressable market of Zymeworks’ product candidates; Zymeworks’ development of its product candidates; the timing and status of ongoing and future studies and the related data; expectations and timing regarding future regulatory filings and approvals; the timing of and results of interactions with regulators; potential safety profile and therapeutic effects of zanidatamab and Zymeworks’ other product candidates; the commercial potential of technology platforms and product candidates and other information that is not historical information. When used herein, words such as “plan”, “believe”, “expect”, “may”, “continue”, “anticipate”, “potential”, “will”, “progress”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: Zymeworks may not be able to execute the Share Repurchase Program, in whole or in part; the anticipated benefits of the Share Repurchase Program may not be realized; any of Zymeworks’ or its partners’ product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; Zymeworks may not achieve milestones or receive additional payments under its collaborations;

regulatory agencies may impose additional requirements or delay the initiation of clinical trials; the impact of new or changing laws and regulations; market conditions; the impact of pandemics and other health crises on Zymeworks’ business, research and clinical development plans and timelines and results of operations, including impact on its clinical trial sites, collaborators, and contractors who act for or on Zymeworks’ behalf; clinical trials may not demonstrate safety and efficacy of any of Zymeworks’ or its collaborators’ product candidates; Zymeworks’ assumptions and estimates regarding its financial condition, future financial performance and estimated cash runway may be incorrect; inability to maintain or enter into new partnerships or strategic collaborations; and the factors described under “Risk Factors” in Zymeworks’ quarterly and annual reports filed with the Securities and Exchange Commission (copies of which may be obtained at www.sec.gov and www.sedar.com).

Although Zymeworks believes that such forward-looking statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events.

Contacts:

Investor Inquiries:

Shrinal Inamdar

Director, Investor Relations

(604) 678-1388

ir@zymeworks.com

Media Inquiries:

Diana Papove

Senior Director, Corporate Communications

(604) 678-1388

media@zymeworks.com